Exhibit 4.3

SVB FINANCIAL GROUP

Officers’ Certificate

April 29, 2022

Reference is made to the Indenture dated as of September 20, 2010, by and between SVB Financial Group (the “Company”) and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), a national banking association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture dated as of April 28, 2022, by and between the Company and the Trustee (as so supplemented, the “Base Indenture” and, together with this Officers’ Certificate, the “Indenture”). The Trustee is the trustee for any and all securities issued under the Indenture. Pursuant to Section 1.02, Section 2.01 and Section 3.01 of the Base Indenture, the undersigned officers do hereby certify, in connection with the issuance and authentication of (i) $350,000,000 aggregate principal amount of 4.345% Senior Fixed Rate/Floating Rate Notes due 2028 (the “2028 Notes”) and (ii) $450,000,000 aggregate principal amount of 4.570% Senior Fixed Rate/Floating Rate Notes due 2033 (the “2033 Notes,” and together with the 2028 Notes, the “Notes”), that the terms of the 2028 Notes and the 2033 Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Base Indenture.

2028 Notes

Title:	4.345% Senior Fixed Rate/Floating Rate Notes due 2028.

Issuer:	SVB Financial Group.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	U.S. Bank Trust Company, National Association.

Aggregate Principal Amount at Maturity:	$350,000,000.

Issue Price:	100.000%, of face amount, plus accrued interest, if any, from April 29, 2022.

Maturity Date:	April 29, 2028.

Fixed Interest Rate:	4.345% per annum.

Floating Interest Rate:	Compounded SOFR determined as set forth in the form of 2028 Note attached hereto as Exhibit A, plus 1.713% per annum.

Date from which Interest will Accrue:	April 29, 2022.

Regular Record Dates:	15 calendar days prior to each interest payment date.

Fixed Interest Payment Dates:	April 29 and October 29 of each year, commencing on October 29, 2022 and ending on April 29, 2027.

Floating Interest Payment Dates:	July 29, 2027, October 29, 2027, January 29, 2028 and at the 2028 Notes Maturity Date.

Place of Payment:	The contiguous United States.

Optional Redemption:	The 2028 Notes are redeemable at the option of the Company, in whole but not in part, on April 29, 2027, the date that is one year prior to the 2028 Notes Maturity Date, at 100% of the principal amount of the 2028 Notes (par), plus accrued and unpaid interest thereon to, but excluding, the date of redemption. In addition, the 2028 Notes may be redeemed, in whole or in part, on or after the 30th day prior to the 2028 Notes Maturity Date at 100% of the principal amount of the 2028 Notes (par), plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Sinking Fund:	None.

Conversion:	None.

Covenants:	The Company shall comply with the limitation on liens covenant set forth in Section 7 of the form of 2028 Note attached hereto as Exhibit A and with all of the covenants set forth in the Base Indenture.

Defeasance:	Sections 13.02 and 13.03 of the Base Indenture shall be applicable to the 2028 Notes.

Events of Default:	The Events of Default applicable to the 2028 Notes are as set forth in Section 5.01 of the Base Indenture.

Denominations:	Minimum of $2,000 and integral multiples of $1,000 thereafter.

Global Security:	The 2028 Notes shall be issued in the form of one or more Global Securities in the form attached hereto as Exhibit A.

Security:	None.

Guarantees:	None.

Miscellaneous:	The terms of the 2028 Notes shall include such other terms as are set forth in the form of Note attached hereto as Exhibit A and in the Base Indenture.

2033 Notes

Title:	4.570% Senior Fixed Rate/Floating Rate Notes due 2033.

Issuer:	SVB Financial Group.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	U.S. Bank Trust Company, National Association.

Aggregate Principal Amount at Maturity:	$450,000,000.

Issue Price:	100.000%, of face amount, plus accrued interest, if any, from April 29, 2022.

Maturity Date:	April 29, 2033.

Fixed Interest Rate:	4.570% per annum.

Floating Interest Rate:	Compounded SOFR determined as set forth in the form of 2033 Note attached hereto as Exhibit B, plus 1.967% per annum.

Date from which Interest will Accrue:	April 29, 2022.

Regular Record Dates:	15 calendar days prior to each interest payment date.

Fixed Interest Payment Dates:	April 29 and October 29 of each year, commencing on October 29, 2022 and ending on April 29, 2032.

Floating Interest Payment Dates:	July 29, 2032, October 29, 2032, January 29, 2033 and at the 2033 Notes Maturity Date.

Place of Payment:	The contiguous United States.

Optional Redemption:	The 2033 Notes are redeemable at the option of the Company, in whole but not in part, on April 29, 2032, the date that is one year prior to the 2033 Notes Maturity Date, at 100% of the principal amount of the 2033 Notes (par), plus accrued and unpaid interest thereon to, but excluding, the date of redemption. In addition, the 2033 Notes may be redeemed, in whole or in part, on or after the 90th day prior to the 2033 Notes Maturity Date at 100% of the principal amount of the 2033 Notes (par), plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Sinking Fund:	None.

Conversion:	None.

Covenants:	The Company shall comply with the limitation on liens covenant set forth in Section 7 of the form of 2033 Note attached hereto as Exhibit B and with all of the covenants set forth in the Base Indenture.

Defeasance:	Sections 13.02 and 13.03 of the Base Indenture shall be applicable to the 2033 Notes.

Events of Default:	The Events of Default applicable to the 2033 Notes are as set forth in Section 5.01 of the Base Indenture.

Denominations:	Minimum of $2,000 and integral multiples of $1,000 thereafter.

Global Security:	The 2033 Notes shall be issued in the form of one or more Global Securities in the form attached hereto as Exhibit B.

Security:	None.

Guarantees:	None.

Miscellaneous:	The terms of the Notes shall include such other terms as are set forth in the form of 2033 Note attached hereto as Exhibit B and in the Base Indenture.

For the avoidance of doubt, any reference in the Indenture to facsimile signatures shall be understood to include electronic signatures.

Subject to the representations, warranties and covenants described in the Indenture, as amended or supplemented from time to time, the Company shall be entitled, subject to authorization by the Board of Directors of the Company and an Officers’ Certificate, to increase the aggregate principal amount of either series of Notes outstanding by creating and issuing additional notes from time to time under the applicable series of Notes issued hereby. Any such additional notes of a series shall have identical terms as the applicable series of Notes issued on the issue date, other than with respect to the date of issuance, the issue price and interest accrued prior to the issue date of the additional notes (together the “Additional Notes”). Any Additional Notes shall be issued in accordance with Section 3.01 of the Base Indenture and shall have the same CUSIP number as the applicable series of Notes. No such Additional Notes shall be issued unless they will be fungible with the applicable series of Notes for U.S. federal income tax purposes. Each series of Notes and any Additional Notes of such series shall rank equally and ratably and shall be treated as a single series for all purposes under the Indenture. No Additional Notes shall be issued if any Event of Default has occurred and is continuing with respect to the Notes.

Each such officer certifies that he has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officers’ Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Company. In such officers’ opinion, each officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with. In such officers’ opinion, such covenants and conditions have been complied with.

Copies of the resolutions of the Board of Directors (the “Board”), the Finance Committee of the Board, and the Pricing Committee of the Finance Committee pursuant to which the terms of the Notes were established are attached hereto as Exhibit C.

IN WITNESS WHEREOF the undersigned officers of the Company have duly executed this Officers’ Certificate as of the date first written above.

SVB FINANCIAL GROUP

By:	/s/ Greg Becker
	Name:	Greg Becker
	Title:	President and Chief Executive Officer

By:	/s/ Daniel Beck
	Name:	Daniel Beck
	Title:	Chief Financial Officer

EXHIBIT A

Form of 2028 Note

FORM OF 4.345% SENIOR FIXED RATE/FLOATING RATE NOTE DUE 2028

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

SVB FINANCIAL GROUP

4.345% Senior Fixed Rate/Floating Rate Note due 2028

No. [ ]	CUSIP No.: 78486Q AR2
ISIN No.: US78486QAR20
$[ ]

SVB FINANCIAL GROUP, a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO registered assigns the principal sum of [            ] on April 29, 2028 (the “Maturity Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officers.

SVB FINANCIAL GROUP

By:
	Name:	Greg Becker
	Title:	President and Chief Executive Officer

Attest:
	Name:	Martina Davis
	Title:	Assistant Secretary

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:            ,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

SVB FINANCIAL GROUP

4.345% Senior Fixed Rate/Floating Rate Note due 2028

1.    Interest and Principal. SVB Financial Group (the “Company”) promises to pay interest on the principal amount of this Note (i) from and including April 29, 2022 to, but excluding, April 29, 2027 (the “Fixed Rate Period”), at a fixed rate of 4.345% per annum, semi-annually in arrears, on April 29 and October 29 of each year (each, a “Fixed Interest Payment Date”), commencing on October 29, 2022 and ending on April 29, 2027, and (ii) from, and including April 29, 2027 to, but excluding, the Maturity Date (the “Floating Rate Period”), at an annual rate equal to Compounded SOFR (as defined and computed below) plus 1.713%, quarterly in arrears on July 29, 2027, October 29, 2027, January 29, 2028 and at the Maturity Date (each, a “Floating Interest Payment Date” and together with any Fixed Interest Payment Date, an “Interest Payment Date”).

The Company will pay interest to the holder in whose name this Note is registered at the close of business on the fifteenth calendar day (whether or not a business day (as defined below)), immediately preceding the related Interest Payment Date, as applicable.

During the Fixed Rate Period, interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code. During the Floating Rate Period, interest will be computed on the basis of the actual number of days in each interest period (or any other relevant period) and a 360-day year. During the Floating Rate Period, the amount of accrued interest payable on the Notes for each interest period will be computed by multiplying (i) the outstanding principal amount of the Notes by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in the applicable Observation Period (defined below) relating to such interest period (or any other relevant period) divided by 360. The interest rate on the Notes will in no event be lower than zero.

If a Fixed Interest Payment Date, Maturity Date or redemption date falls on a day that is not a business day (as defined below), the related payment of interest or payment of principal and interest at maturity or redemption will be made on the next day that is a business day, and no interest on the Notes or such payment will accrue for the period from and after such Fixed Interest Payment Date, Maturity Date or redemption date.

If a Floating Interest Payment Date (other than a Maturity Date or redemption date) falls on a day that is not a business day, such Floating Interest Payment Date will be postponed to the following business day, except that, if that business day would fall in the next calendar month, the Floating Interest Payment Date will be the immediately preceding business day.

A “business day” with respect to the Notes, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the place of payment that are authorized or obligated by law or executive order to close.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes, and at the same rate on overdue, installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment, and such interest shall be payable on demand.

Payment of the principal of, and premium, if any, and interest due on this Note at maturity or upon redemption will be made upon surrender of this Note at the office of the paying agent in the contiguous United States. The principal of, and premium, if any, and interest due on this Note shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable and subject to the Trustee’s or paying agent’s arrangements with the Depositary, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (ii) by wire transfer at such place and to such account at a banking institution in the United States of America as may be designated in writing to the Trustee or the paying agent at least 15 days prior to the date for payment by the Person entitled thereto.

During the Floating Rate Period, the Calculation Agent will determine Compounded SOFR, the interest rate and accrued interest for each interest period in arrears as soon as reasonably practicable on or after the Interest Payment Determination Date (as defined below) for such interest period and prior to the relevant Floating Interest Payment Date and will notify the Company, the Trustee and the paying agent of Compounded SOFR, such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the business day immediately prior to the Floating Interest Payment Date. At the request of a holder of the Notes, the Calculation Agent will provide Compounded SOFR, the interest rate and the amount of interest accrued with respect to any interest period, after Compounded SOFR, such interest rate and accrued interest have been determined.

Secured Overnight Financing Rate and the SOFR Index

SOFR is published by the FRBNY and is intended to be a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.

The SOFR Index is published by the FRBNY and measures the cumulative impact of compounding SOFR on a unit of investment over time, with the initial value set to 1.00000000 on April 2, 2018, the first value date of SOFR. The SOFR Index value reflects the effect of compounding SOFR each business day and allows the calculation of compounded SOFR averages over custom time periods.

The FRBNY notes on its publication page for the SOFR Index that use of the SOFR Index is subject to important limitations, indemnification obligations and disclaimers, including that the FRBNY may alter the methods of calculation, publication schedule, rate revision practices or availability of the SOFR Index at any time without notice. The interest rate for any interest period during the floating rate period will not be adjusted for any modifications or amendments to the SOFR Index or SOFR data that the FRBNY may publish after the interest rate for that interest period has been determined.

Compounded SOFR

With respect to any interest period during the floating rate period, “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR Index Start” = For periods other than the initial interest period during the floating rate period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial interest period, the SOFR Index value on the date that is two U.S. Government Securities Business Days before the first day of such initial interest period (such first day expected to be April 29, 2027 for the Notes);

“SOFR Index End” = The SOFR Index value on the Interest Payment Determination Date relating to the applicable Floating Interest Payment Date (or in the final interest period, relating to the Maturity Date or redemption date); and

“d” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR,

“Interest Payment Determination Date” means the date two U.S. Government Securities Business Days before each Floating Interest Payment Date (or preceding the Maturity Date or redemption date).

“Observation Period” means, in respect of each interest period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the date two U.S. Government Securities Business Days preceding the Floating Interest Payment Date for such interest period (or in the final interest period, preceding the applicable Maturity Date or redemption date).

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the FRBNY (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the SOFR Administrator, currently at http://www.newyorkfed.org, or any successor source. The information contained on such website is not part of this prospectus supplement and is not incorporated in this prospectus supplement by reference.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association or any successor organization recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary in the indenture or the Notes, if the Company or its designee determines on or prior to the relevant Reference Time (as defined below) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining SOFR, then the benchmark replacement provisions set forth below under “Effect of Benchmark Transition Event” will thereafter apply to all determinations of the rate of interest payable on the Notes.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each interest period will be an annual rate equal to the sum of the Benchmark Replacement plus 1.713%.

SOFR Index Unavailable Provisions

If a SOFR Index Start or SOFR Index End is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Effect of Benchmark Transition Event

(1) Benchmark Replacement. If the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred on or prior to the Reference Time in respect of any determination of the Benchmark (as defined below) on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of such determination on such date and all determinations on all subsequent dates.

(2) a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(3) Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee pursuant to the benchmark replacement provisions described herein, including any determination with respect to tenor, rate or adjustment, or the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

•	will be conclusive and binding absent manifest error;

•	if made by the Company, will be made in the Company’s sole discretion;

•	if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

•	notwithstanding anything to the contrary in the indenture or the Notes, shall become effective without consent from the holders of the Notes or any other party.

Any determination, decision or election pursuant to the benchmark replacement provisions shall be made by the Company or its designee (which may be its affiliate) on the basis as described above, and in no event shall the Calculation Agent, the Trustee or the paying agent be responsible for making any such determination, decision or election.

In connection with the SOFR definition above, the following definitions apply:

“Benchmark” means, initially, Compounded SOFR, as such term is defined above; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date; provided that if the Benchmark Replacement cannot be determined in accordance with clause (1) below as of the Benchmark Replacement Date and the Company or its designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) below is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then clause (2) below shall be disregarded, and the Benchmark Replacement shall be determined in accordance with clause (3) below:

(1) the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Calculation Agent” means the firm appointed by the Company prior to the commencement of the floating rate period. The Company or an affiliate of the Company’s may assume the duties of the Calculation Agent. The institution serving as Trustee shall have no obligation to serve as Calculation Agent.

“ISDA Definitions” means the 2006 ISDA Definitions published by ISDA, or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

The interest rate and amount of interest to be paid on the Notes for each interest period will be determined by the Calculation Agent. All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the holders of the Notes. So long as Compounded SOFR is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish Compounded SOFR for any interest period, or the Company proposes to remove such Calculation Agent, the Company shall appoint another Calculation Agent.

None of the Trustee, the paying agent and the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing.

None of the Trustee, the paying agent and the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this offering memorandum as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this offering memorandum and reasonably required for the performance of such duties.

Neither the Trustee nor the Calculation Agent shall be responsible or liable for the actions or omissions of the Company or its designee, or any failure or delay in the performance of its duties or obligations, nor shall they be under any obligation to oversee or monitor its performance; and each of the Trustee and Calculation Agent shall be entitled to rely conclusively upon, any determination made, and any instruction, notice, officers’ certificate, or other instrument or information provided, by the Company or its designee, without independent verification, investigation or inquiry of any kind by the Trustee or Calculation Agent. Neither the Trustee nor the Calculation Agent shall be under any duty to succeed to, assume or otherwise perform any of the duties of the Company or its designee, or to appoint a successor or replacement in the event of its resignation or removal, or to remove and replace the Company or its designee in the calculation of the interest rate applicable hereto in the event of a default, breach or failure of performance of the Company or its designee with respect to its duties and obligations relating to the determination of the applicable interest rate.

2.    Paying Agent. Initially, U.S. Bank Trust Company, National Association (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the holders.

3.    Indenture; Defined Terms. This Note is one of the 4.345% Senior Fixed Rate/Floating Rate Notes due 2028 (the “Notes”) issued under an indenture dated September 20, 2010, as supplemented by the first supplemental indenture dated as of April 28, 2022 (as so supplemented, the “Base Indenture”), by and between the Company and the Trustee (as successor in interest to U.S. Bank National Association), and established pursuant to an Officers’ Certificate dated April 29, 2022, issued pursuant to Section 1.02, Section 2.01 and Section 3.01 thereof (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Base Indenture was qualified under the TIA; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “TIA” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.    Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Company need not issue, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5.    Amendment; Supplement; Waiver. Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the holders of at least a majority in aggregate principal amount of each series of Outstanding Securities affected by such amendment, supplement or waiver. Without notice to or consent of any holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make certain other changes that do not adversely affect the rights of any holder of a Note in any material respect.

6.    Redemption. The Notes are redeemable at the option of the Company, in whole but not in part, on April 29, 2027, the date that is one year prior to the Maturity Date, upon not less than 10 days nor more than 60 days’ prior notice to holders and the Trustee, at 100% of the principal amount of the notes (par), plus accrued and unpaid interest thereon to the date of redemption. In addition, the Notes may be redeemed, in whole or in part, on or after the 30th day prior to the Maturity Date at 100% of the principal amount of the notes (par), plus accrued and unpaid interest thereon to, but not including, the date of redemption. The Company shall provide written notice to the Trustee of the redemption at least two business days prior to the date such notice is delivered to the holders. The Company will send notice of redemption to DTC.

If fewer than all the Notes are redeemed, the Trustee will select the particular Notes to be redeemed on a pro-rata basis, by lot or by such other method that the Trustee deems fair and appropriate (and in the case of the Global Securities, in accordance with the applicable procedures of DTC).

7.    Liens. As long as any of the Notes are outstanding, the Company will not, and it will not permit any Subsidiary to, pledge, mortgage or hypothecate or permit to exist any pledge, mortgage or hypothecation or other lien upon any Voting Shares of any Principal Subsidiary Bank to secure any indebtedness for borrowed money without making effective provisions whereby the Notes then outstanding, and, at the Company’s option, any other senior indebtedness ranking equally with the Notes, shall be equally and ratably secured with any and all such indebtedness.

Notwithstanding the foregoing, this restriction shall not prohibit the mortgage, pledge, or hypothecation of, or the establishment of a lien on, any such Voting Shares:

(i)    to secure indebtedness of the Company or a Subsidiary as part of the purchase price of such Voting Shares, or incurred prior to, at the time of or within 120 days after acquisition thereof for the purpose of financing all or any part of the purchase price thereof;

(ii)    by the acquisition by the Company or any Subsidiary of any Voting Shares subject to mortgages, pledges, hypothecations or other liens existing thereon at the time of acquisition (whether or not the obligations secured thereby are assumed by the Company or such Subsidiary);

(iii)    by the assumption by the Company or a Subsidiary of obligations secured by mortgages on, pledges or hypothecations of, or other liens on, any such Voting Shares, existing at the time of the acquisition by the Company or such Subsidiary of such Voting Shares;

(iv)    by the extension, renewal or refunding (or successive extensions, renewals or refundings), in whole or in part, of any mortgage, pledge, hypothecation or other lien referred to in the foregoing clauses (i), (ii), and (iii); provided, however, that the principal amount of any and all other obligations and indebtedness secured thereby shall not exceed the principal amount so secured at the time of each extension, renewal or refunding, and that such extension, renewal or refunding shall be limited to all or a part of the Voting Shares that were subject to the mortgage, pledge, hypothecation or other lien so extended, renewed or refunded; or

(v)    by liens to secure loans or other extensions of credit by a subsidiary bank subject to Section 23A of the Federal Reserve Act or any successor or similar federal law or regulations promulgated thereunder;

and provided, further, that notwithstanding the foregoing, the Company may incur or permit to be incurred or to exist upon such Voting Shares: (x) liens for taxes, assessments or other governmental charges or levies which are not yet due or are payable without penalty or of which the amount, applicability or validity is being contested by the Company or a Subsidiary in good faith by appropriate proceedings and the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles); or (y) the lien of any judgment, if such judgment shall not have remained undischarged, or unstayed on appeal or otherwise, for more than 90 days.

In case the Company or any Subsidiary shall propose to pledge, mortgage or hypothecate any Voting Shares at any time owned by it to secure any indebtedness, other than as permitted by subdivisions (i) to (v), inclusive, of this Section, the Company will prior thereto give written notice thereof to the Trustee, and will prior to or simultaneously with such pledge, mortgage or hypothecation, by supplemental indenture delivered to the Trustee, in form satisfactory to it, effectively secure all the Notes equally and ratably with such indebtedness, by pledge, mortgage or hypothecation of such Voting Shares. Such supplemental indenture shall contain provisions concerning the possession, control, release and substitution of mortgaged and pledged property and securities and other appropriate matters which are required or permitted by the TIA (as in effect at the date of execution of such supplemental indenture) to be included in a secured indenture qualified under the TIA, and may also contain such additional and mandatory provisions permitted by the TIA as may be necessary to, or as the Trustee may reasonably request to further secure, such pledge, mortgage or hypothecation.

“Subsidiary” is defined as any corporation, a majority of the outstanding Voting Shares of which are owned, directly or indirectly, by the Company or one or more of its subsidiaries, or by the Company and one or more of its other subsidiaries.

“Principal Subsidiary Bank” is defined as Silicon Valley Bank or any other U.S. subsidiary bank of the Company, the consolidated assets of which constitute 20% or more of the Company’s consolidated assets or any other subsidiary bank of the Company designated as a Principal Subsidiary Bank pursuant to a board resolution and set forth in an Officers’ Certificate delivered to the Trustee.

“Voting Shares” are defined as outstanding shares of capital stock of any class having voting power under ordinary circumstances to elect at least a majority of the board of directors.

8.    Authentication. This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.    Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.    CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.    Governing Law. The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint _____________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT B

Form of 2033 Note

FORM OF 4.570% SENIOR FIXED RATE/FLOATING RATE NOTE DUE 2033

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

SVB FINANCIAL GROUP

            4.570% Senior Fixed Rate/Floating Rate Note due 2033

No. [ ]	CUSIP No.: 78486Q AS0
ISIN No.: US78486QAS03
$[ ]

SVB FINANCIAL GROUP, a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO registered assigns the principal sum of [            ] on April 29, 2033 (the “Maturity Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officers.

SVB FINANCIAL GROUP

By:
	Name:	Greg Becker
	Title:	President and Chief Executive Officer

Attest:
	Name:	Martina Davis
	Title:	Assistant Secretary

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: _______________, ____

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

SVB FINANCIAL GROUP

4.570% Senior Fixed Rate/Floating Rate Note due 2033

1.    Interest and Principal. SVB Financial Group (the “Company”) promises to pay interest on the principal amount of this Note (i) from and including April 29, 2022 to, but excluding, April 29, 2032 (the “Fixed Rate Period”), at a fixed rate of 4.570% per annum, semi-annually in arrears, on April 29 and October 29 of each year (each, a “Fixed Interest Payment Date”), commencing on October 29, 2022 and ending on April 29, 2032, and (ii) from, and including April 29, 2032 to, but excluding, the Maturity Date (the “Floating Rate Period”), at an annual rate equal to Compounded SOFR (as defined and computed below) plus 1.967%, quarterly in arrears on July 29, 2032, October 29, 2032, January 29, 2033 and at the Maturity Date (each, a “Floating Interest Payment Date” and together with any Fixed Interest Payment Date, an “Interest Payment Date”).

The Company will pay interest to the holder in whose name this Note is registered at the close of business on the fifteenth calendar day (whether or not a business day (as defined below)), immediately preceding the related Fixed Interest Payment Date or Floating Interest Payment Date, as applicable.

During the Fixed Rate Period, interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code. During the Floating Rate Period, interest will be computed on the basis of the actual number of days in each interest period (or any other relevant period) and a 360-day year. During the Floating Rate Period, the amount of accrued interest payable on the Notes for each interest period will be computed by multiplying (i) the outstanding principal amount of the Notes by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in the applicable Observation Period (defined below) relating to such interest period (or any other relevant period) divided by 360. The interest rate on the Notes will in no event be lower than zero.

If a Fixed Interest Payment Date, Maturity Date or redemption date falls on a day that is not a business day (as defined below), the related payment of interest or payment of principal and interest at maturity or redemption will be made on the next day that is a business day, and no interest on the Notes or such payment will accrue for the period from and after such Fixed Interest Payment Date, Maturity Date or redemption date.

If a Floating Interest Payment Date (other than a Maturity Date or redemption date) falls on a day that is not a business day, such Floating Interest Payment Date will be postponed to the following business day, except that, if that business day would fall in the next calendar month, the Floating Interest Payment Date will be the immediately preceding business day.

A “business day” with respect to the Notes, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the place of payment that are authorized or obligated by law or executive order to close.

The Company shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes, and at the same rate on overdue, installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment, and such interest shall be payable on demand.

Payment of the principal of, and premium, if any, and interest due on this Note at maturity or upon redemption will be made upon surrender of this Note at the office of the paying agent in the contiguous United States. The principal of, and premium, if any, and interest due on this Note shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of interest (including interest on any Fixed Interest Payment Date or Floating Interest Payment Date) will be made, subject to such surrender where applicable and subject to the Trustee’s or paying agent’s arrangements with the Depositary, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (ii) by wire transfer at such place and to such account at a banking institution in the United States of America as may be designated in writing to the Trustee or the paying agent at least 15 days prior to the date for payment by the Person entitled thereto.

During the Floating Rate Period, the Calculation Agent will determine Compounded SOFR, the interest rate and accrued interest for each interest period in arrears as soon as reasonably practicable on or after the Interest Payment Determination Date (as defined below) for such interest period and prior to the relevant Floating Interest Payment Date and will notify the Company, the Trustee and the paying agent of Compounded SOFR, such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the business day immediately prior to the Floating Interest Payment Date. At the request of a holder of the Notes, the Calculation Agent will provide Compounded SOFR, the interest rate and the amount of interest accrued with respect to any interest period, after Compounded SOFR, such interest rate and accrued interest have been determined.

Secured Overnight Financing Rate and the SOFR Index

SOFR is published by the FRBNY and is intended to be a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.

The SOFR Index is published by the FRBNY and measures the cumulative impact of compounding SOFR on a unit of investment over time, with the initial value set to 1.00000000 on April 2, 2018, the first value date of SOFR. The SOFR Index value reflects the effect of compounding SOFR each business day and allows the calculation of compounded SOFR averages over custom time periods.

The FRBNY notes on its publication page for the SOFR Index that use of the SOFR Index is subject to important limitations, indemnification obligations and disclaimers, including that the FRBNY may alter the methods of calculation, publication schedule, rate revision practices or availability of the SOFR Index at any time without notice. The interest rate for any interest period during the floating rate period will not be adjusted for any modifications or amendments to the SOFR Index or SOFR data that the FRBNY may publish after the interest rate for that interest period has been determined.

Compounded SOFR

With respect to any interest period during the floating rate period, “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR Index Start” = For periods other than the initial interest period during the floating rate period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial interest period, the SOFR Index value on the date that is two U.S. Government Securities Business Days before the first day of such initial interest period (such first day expected to be April 29, 2032 for the Notes);

“SOFR Index End” = The SOFR Index value on the Interest Payment Determination Date relating to the applicable Floating Interest Payment Date (or in the final interest period, relating to the Maturity Date or redemption date); and

“d” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR,

“Interest Payment Determination Date” means the date two U.S. Government Securities Business Days before each Floating Interest Payment Date (or preceding the Maturity Date or redemption date).

“Observation Period” means, in respect of each interest period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the date two U.S. Government Securities Business Days preceding the Floating Interest Payment Date for such interest period (or in the final interest period, preceding the applicable Maturity Date or redemption date).

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the FRBNY (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the SOFR Administrator, currently at http://www.newyorkfed.org, or any successor source. The information contained on such website is not part of this prospectus supplement and is not incorporated in this prospectus supplement by reference.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association or any successor organization recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary in the indenture or the Notes, if the Company or its designee determines on or prior to the relevant Reference Time (as defined below) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining SOFR, then the benchmark replacement provisions set forth below under “Effect of Benchmark Transition Event” will thereafter apply to all determinations of the rate of interest payable on the Notes.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each interest period will be an annual rate equal to the sum of the Benchmark Replacement plus 1.967%.

SOFR Index Unavailable Provisions

If a SOFR Index Start or SOFR Index End is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Effect of Benchmark Transition Event

(1) Benchmark Replacement. If the Company or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred on or prior to the Reference Time in respect of any determination of the Benchmark (as defined below) on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of such determination on such date and all determinations on all subsequent dates.

(2) a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(3) Decisions and Determinations. Any determination, decision or election that may be made by the Company or its designee pursuant to the benchmark replacement provisions described herein, including any determination with respect to tenor, rate or adjustment, or the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

•	will be conclusive and binding absent manifest error;

•	if made by the Company, will be made in the Company’s sole discretion;

•	if made by the Company’s designee, will be made after consultation with the Company, and such designee will not make any such determination, decision or election to which the Company objects; and

•	notwithstanding anything to the contrary in the indenture or the Notes, shall become effective without consent from the holders of the Notes or any other party.

Any determination, decision or election pursuant to the benchmark replacement provisions shall be made by the Company or its designee (which may be the Company’s affiliate) on the basis as described above, and in no event shall the Calculation Agent, the Trustee or the paying agent be responsible for making any such determination, decision or election.

In connection with the SOFR definition above, the following definitions apply:

“Benchmark” means, initially, Compounded SOFR, as such term is defined above; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date; provided that if the Benchmark Replacement cannot be determined in accordance with clause (1) below as of the Benchmark Replacement Date and the Company or its designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) below is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then clause (2) below shall be disregarded, and the Benchmark Replacement shall be determined in accordance with clause (3) below:

(1) the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of: (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Calculation Agent” means the firm appointed by the Company prior to the commencement of the floating rate period. The Company or an affiliate of the Company’s may assume the duties of the Calculation Agent. The institution serving as Trustee shall have no obligation to serve as Calculation Agent.

“ISDA Definitions” means the 2006 ISDA Definitions published by ISDA, or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

The interest rate and amount of interest to be paid on the Notes for each interest period will be determined by the Calculation Agent. All determinations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the holders of the Notes. So long as Compounded SOFR is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish Compounded SOFR for any interest period, or the Company proposes to remove such Calculation Agent, the Company shall appoint another Calculation Agent.

None of the Trustee, the paying agent and the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of SOFR or the SOFR Index, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or related Benchmark Replacement Date, (ii) to select, determine or designate any Benchmark Replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing.

None of the Trustee, the paying agent and the Calculation Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this offering memorandum as a result of the unavailability of SOFR, the SOFR Index or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this offering memorandum and reasonably required for the performance of such duties.

Neither the Trustee nor the Calculation Agent shall be responsible or liable for the actions or omissions of the Company or its designee, or any failure or delay in the performance of its duties or obligations, nor shall they be under any obligation to oversee or monitor its performance; and each of the Trustee and Calculation Agent shall be entitled to rely conclusively upon, any determination made, and any instruction, notice, officers’ certificate, or other instrument or information provided, by the Company or its designee, without independent verification, investigation or inquiry of any kind by the Trustee or Calculation Agent. Neither the Trustee nor the Calculation Agent shall be under any duty to succeed to, assume or otherwise perform any of the duties of the Company or its designee, or to appoint a successor or replacement in the event of its resignation or removal, or to remove and replace the Company or its designee in the calculation of the interest rate applicable hereto in the event of a default, breach or failure of performance of the Company or its designee with respect to its duties and obligations relating to the determination of the applicable interest rate.

2.    Paying Agent. Initially, U.S. Bank Trust Company, National Association (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the holders.

3.    Indenture; Defined Terms. This Note is one of the 4.570% Senior Fixed Rate/Floating Rate Notes due 2033 (the “Notes”) issued under an indenture dated September 20, 2010, as supplemented by the first supplemental indenture dated as of April 28, 2022 (as so supplemented, the “Base Indenture”), by and between the Company and the Trustee (as successor in interest to U.S. Bank National Association), and established pursuant to an Officers’ Certificate dated April 29, 2022, issued pursuant to Section 1.02, Section 2.01 and Section 3.01 thereof (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Base Indenture was qualified under the TIA; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “TIA” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.    Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Company may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Company need not issue, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Company register the transfer or exchange of any Note selected for redemption in whole or in part.

5.    Amendment; Supplement; Waiver. Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the holders of at least a majority in aggregate principal amount of each series of Outstanding Securities affected by such amendment, supplement or waiver. Without notice to or consent of any holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make certain other changes that do not adversely affect the rights of any holder of a Note in any material respect.

6.    Redemption. The Notes are redeemable at the option of the Company, in whole but not in part, on April 29, 2032, the date that is one year prior to the Maturity Date, upon not less than 10 days nor more than 60 days’ prior notice to holders and the Trustee, at 100% of the principal amount of the notes (par), plus accrued and unpaid interest thereon to the date of redemption. In addition, the Notes may be redeemed, in whole or in part, on or after the 30th day prior to the Maturity Date at 100% of the principal amount of the notes (par), plus accrued and unpaid interest thereon to, but not including, the date of redemption. The Company shall provide written notice to the Trustee of the redemption at least two business days prior to the date such notice is delivered to the holders. The Company will send notice of redemption to DTC.

If fewer than all the Notes are redeemed, the Trustee will select the particular Notes to be redeemed on a pro-rata basis, by lot or by such other method that the Trustee deems fair and appropriate (and in the case of the Global Securities, in accordance with the applicable procedures of DTC).

7.    Liens. As long as any of the Notes are outstanding, the Company will not, and it will not permit any Subsidiary to, pledge, mortgage or hypothecate or permit to exist any pledge, mortgage or hypothecation or other lien upon any Voting Shares of any Principal Subsidiary Bank to secure any indebtedness for borrowed money without making effective provisions whereby the Notes then outstanding, and, at the Company’s option, any other senior indebtedness ranking equally with the Notes, shall be equally and ratably secured with any and all such indebtedness.

Notwithstanding the foregoing, this restriction shall not prohibit the mortgage, pledge, or hypothecation of, or the establishment of a lien on, any such Voting Shares:

(i)    to secure indebtedness of the Company or a Subsidiary as part of the purchase price of such Voting Shares, or incurred prior to, at the time of or within 120 days after acquisition thereof for the purpose of financing all or any part of the purchase price thereof;

(ii)    by the acquisition by the Company or any Subsidiary of any Voting Shares subject to mortgages, pledges, hypothecations or other liens existing thereon at the time of acquisition (whether or not the obligations secured thereby are assumed by the Company or such Subsidiary);

(iii)    by the assumption by the Company or a Subsidiary of obligations secured by mortgages on, pledges or hypothecations of, or other liens on, any such Voting Shares, existing at the time of the acquisition by the Company or such Subsidiary of such Voting Shares;

(iv)    by the extension, renewal or refunding (or successive extensions, renewals or refundings), in whole or in part, of any mortgage, pledge, hypothecation or other lien referred to in the foregoing clauses (i), (ii), and (iii); provided, however, that the principal amount of any and all other obligations and indebtedness secured thereby shall not exceed the principal amount so secured at the time of each extension, renewal or refunding, and that such extension, renewal or refunding shall be limited to all or a part of the Voting Shares that were subject to the mortgage, pledge, hypothecation or other lien so extended, renewed or refunded; or

(v)    by liens to secure loans or other extensions of credit by a subsidiary bank subject to Section 23A of the Federal Reserve Act or any successor or similar federal law or regulations promulgated thereunder;

and provided, further, that notwithstanding the foregoing, the Company may incur or permit to be incurred or to exist upon such Voting Shares: (x) liens for taxes, assessments or other governmental charges or levies which are not yet due or are payable without penalty or of which the amount, applicability or validity is being contested by the Company or a Subsidiary in good faith by appropriate proceedings and the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles); or (y) the lien of any judgment, if such judgment shall not have remained undischarged, or unstayed on appeal or otherwise, for more than 90 days.

In case the Company or any Subsidiary shall propose to pledge, mortgage or hypothecate any Voting Shares at any time owned by it to secure any indebtedness, other than as permitted by subdivisions (i) to (v), inclusive, of this Section, the Company will prior thereto give written notice thereof to the Trustee, and will prior to or simultaneously with such pledge, mortgage or hypothecation, by supplemental indenture delivered to the Trustee, in form satisfactory to it, effectively secure all the Notes equally and ratably with such indebtedness, by pledge, mortgage or hypothecation of such Voting Shares. Such supplemental indenture shall contain provisions concerning the possession, control, release and substitution of mortgaged and pledged property and securities and other appropriate matters which are required or permitted by the TIA (as in effect at the date of execution of such supplemental indenture) to be included in a secured indenture qualified under the TIA, and may also contain such additional and mandatory provisions permitted by the TIA as may be necessary to, or as the Trustee may reasonably request to further secure, such pledge, mortgage or hypothecation.

“Subsidiary” is defined as any corporation, a majority of the outstanding Voting Shares of which are owned, directly or indirectly, by the Company or one or more of its subsidiaries, or by the Company and one or more of its other subsidiaries.

“Principal Subsidiary Bank” is defined as Silicon Valley Bank or any other U.S. subsidiary bank of the Company, the consolidated assets of which constitute 20% or more of the Company’s consolidated assets or any other subsidiary bank of the Company designated as a Principal Subsidiary Bank pursuant to a board resolution and set forth in an Officers’ Certificate delivered to the Trustee.

“Voting Shares” are defined as outstanding shares of capital stock of any class having voting power under ordinary circumstances to elect at least a majority of the board of directors.

8.    Authentication. This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.    Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.    CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.    Governing Law. The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                 agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT C

Copy of Board Resolutions